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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  April 7, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

         DELAWARE                              1-10218                    13-3489233
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                         IDENTIFICATION NO.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 7, 2005, the registrant and Collins & Aikman Products Co. ("Products"), a wholly owned subsidiary of the registrant, entered into Amendment Number 1 to its existing amended and restated senior secured credit facility ("Amendment No. 1"). The amended terms included: (i) modifying the financial covenant ratios required to be maintained; (ii) increasing the applicable margin related to LIBOR based revolving borrowings by 50 basis points to 3.5% (2.5% on ABR based revolving loans) during periods when Product's leverage ratio exceeds 4.00:1.00;
(iii) increasing the applicable margin related to LIBOR based Tranche B-1 Term Loans by 50 basis points to 4.5% (3.5% on ABR based term loans).

The description set forth above is qualified by Amendment No. 1 filed herewith as exhibit 99.1.

On April 8, 2005, Products closed on an additional $75 million term loan financing under its existing amended and restated senior secured credit facility. The funds will be used for capital expenditures or to replenish funds used for capital expenditures. The incremental term loan amendment was entered into on April 4, 2005 and was previously furnished on a Form 8-K dated April 4, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.        Description
              99.1               Amendment No. 1.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 8, 2005


                                           COLLINS & AIKMAN CORPORATION


                                           By:    /s/ Bryce Koth
                                                  -----------------------------
                                           Name:  Bryce Koth
                                           Title: Senior Vice President and
                                                  Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit No.        Description
   99.1               Amendment No. 1.



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